UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2016
Carey Watermark Investors Incorporated
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

000-54263	26-2145060
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
On March 31, 2016, Carey Watermark Investors Incorporated (the “Company”), as guarantor, entered into a First Amendment to Credit Agreement with its wholly owned subsidiary CWI OP, LP, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the financial institutions parties thereto (the “First Amendment”), which amends the Credit Agreement entered into by the foregoing parties on December 4, 2015 and filed as Exhibit 10.1 to Current Report on Form 8-K on December 7, 2015 (the “Credit Agreement”).
The First Amendment reduces the capacity of the senior unsecured revolving credit facility (the “Facility”) from $50,000,000 to $35,000,000. Loans under the Facility will continue to bear interest at the London Interbank Offered Rate (“LIBOR”) plus 2.75%; however, if at any time, the Company’s leverage ratio is greater than 65%, interest on loans under the Facility will increase to LIBOR plus 3.25%. The First Amendment also made certain changes to the leverage covenant and their related definitions, including, but not limited to: (i) increasing the maximum leverage ratio to 70% for the four fiscal quarters in 2016 (which will revert to 65% in the first quarter of 2017) and (ii) for the purposes of calculating Total Asset Value, valuing certain enumerated hotels at acquisition cost for the four fiscal quarters in 2016 (which will revert to capitalized value in the first quarter of 2017) and excluding restricted cash from the calculation. In addition, the First Amendment also modified the payout ratios specified under the Credit Agreement’s distribution covenant. The Company paid a fee of $35,000 in connection with the First Amendment.
The foregoing descriptions of the First Amendment is not complete and is qualified in its entirety by reference to the First Amendment, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 of this Form 8-K is incorporated by reference in this Item 2.03.
Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
First Amendment to Credit Agreement, dated as of March 31, 2016, by and among CWI OP, LP, as Borrower, Carey Watermark Investors Incorporated, as REIT Guarantor, the financial institutions party hereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carey Watermark Investors Incorporated

Date:	April 5, 2016	By:	/s/ Noah A. Carter
Noah A. Carter
Controller and Principal Accounting Officer

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